Exhibit 1(a)(3)
                            SCUDDER DEVELOPMENT FUND

                Certificate of Amendment of Declaration of Trust
                ------------------------------------------------


The undersigned, being at least a majority of the duly elected and qualified Trustees of Scudder Development Fund, a Massachusetts business trust, (the "Trust") acting pursuant to Article VIII, Section 8.3 of the Amended and Restated Declaration of Trust dated December 21, 1987, as amended (the "Declaration of Trust"), do hereby certify that the following amendment to the Declaration of Trust was adopted by the unanimous written consent of the Trustees dated July 21, 1995.

          RESOLVED, that upon the execution of this certificate of amendment to the Trust's Amended and Restated Declaration of Trust, the Trust's Amended and Restated Declaration of Trust shall be amended to change the name of the Trust from "Scudder Development Fund" to "Scudder Securities Trust", so that Sections 1.1 and 1.2(o) of Article I indicated below read in their entirety as follows:

               Section 1.1 Name The name of the Trust created hereby is the "Scudder Securities Trust";

               Section 1.2(o) The "Trust" means the Scudder Securities Trust.

     IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust.

Dated:  July 21, 1995


/s/Paul Bancroft III
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Paul Bancroft III, as Trustee


/s/Thomas J. Devine
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Thomas J. Devine, as Trustee


/s/Douglas M. Loudon
---------------------------------------------------------------
Douglas M. Loudon, as Trustee


/s/Wilson Nolen
---------------------------------------------------------------
Wilson Nolen, as Trustee


/s/Juris Padegs
---------------------------------------------------------------
Juris Padegs, as Trustee


/s/Daniel Pierce
---------------------------------------------------------------
Daniel Pierce, as Trustee


/s/Gordon Shillinglaw
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Gordon Shillinglaw, as Trustee



---------------------------------------------------------------
Robert G. Stone, Jr., as Trustee


/s/Edmond D. Villani
---------------------------------------------------------------
Edmond D. Villani, as Trustee






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